SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2004

                               Eagle Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

           Maryland                    0-25923                   52-2061461
 (State or other jurisdiction   (Commission file number)      (IRS Employer
       of incorporation)                                           Number)

                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 301.986.1800

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

99    Press Release dated   May 3, 2004

Item 9. Regulation FD Disclosure.
---------------------------------

Item 12. Results of Operations and Financial Condition.
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On May 3, 2004, Eagle Bancorp, Inc. issued the press release attached hereto as exhibit 99.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EAGLE BANCORP, INC.


                                  By: /s/ Ronald D. Paul
                                      ------------------------------------------
                                      Ronald D. Paul, President, Chief Executive
                                      Officer

Dated: May 3, 2004